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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 28, 2000



                               INSILCO CORPORATION
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   Delaware                         0-22098                       06-0635844
   --------                         -------                       ----------
(STATE OR OTHER                   (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                     FILE NO.)                    IDENTIFICATION
INCORPORATION OR                                                     NUMBER)
 ORGANIZATION)




                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANTS
                          PRINCIPAL EXECUTIVE OFFICES)






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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued July 28, 2000 is attached as an exhibit and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.


               EXHIBIT NO.                DESCRIPTION

                99 (a)      Press release of Insilco Holding Co. issued
                            July 28, 2000.




















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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                     INSILCO CORPORATION
                                     -------------------------------
                                     Registrant





Date:  July 28, 2000                 By:  /s/ MICHAEL R. ELIA
                                          --------------------------
                                          Michael R. Elia
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary













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                                  EXHIBIT INDEX





    EXHIBIT NO.                          DESCRIPTION


     99 (a)           Press release of Insilco Holding Co. issued July 28, 2000.

















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